Dear Shareholder:

We are pleased to present this annual report for Centennial California Tax Exempt Trust. For the 12-month reporting period that ended June 30, 2001, the Trust provided a 2.75% compounded annual yield. Without the effects of compounding, the equivalent yield was 2.71%./1/ As of June 30, 2001, the seven-day annualized yields, with and without compounding, were 1.88% and 1.87%, respectively./2/

The once-resilient U.S. economy finally began to reveal cracks in its armor during the 12-month reporting period. Before the period began, the Federal Re-serve Board ("the Fed") had raised short-term interest rates six times in late 1999 and early 2000 to avert inflation by slowing economic growth. While infla-tion remained contained at the beginning of the period, it soon became apparent that the higher interest rates were slowing the economy more than was desired. Businesses and consumers began spending less freely, and declining corporate earnings led to dramatic across-the-board drops in stock prices. In response, the Fed changed course and in the first six months of 2001 launched an aggres-sive series of rate cuts to attempt to revive the slumping economy.

Bond investors, who worry about inflation's ability to erode the value of cou-pon payments, paid close attention to the movement of interest rates. The ex-pectation of future rate cuts put downward pressure on bond yields, while bond prices, which generally move in the opposite direction of yields, rose accord-ingly. Late in the reporting period, however, yields started rising again, as investors worried that the Fed's strategy could result in future inflation. De-spite this late move, yields finished the reporting period well below their 12-month high, indicating a much more favorable environment for fixed income in-vestments than that experienced in previous years.

In California, the economic environment was especially uncertain. The state's ongoing energy crisis led to skyrocketing electricity costs, rolling blackouts and the bankruptcy of the state's largest utility company. The crisis hurt California's credit profile, even prompting Standard & Poor's-- a leading bond-rating agency--to downgrade the state's credit rating from AA to a

    In reviewing performance, please remember that past performance cannot guarantee future results. Yields will fluctuate. An investment in the Trust is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Trust seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Trust.

    1. A portion of the Trust's distributions may be subject to income tax including state and local taxes. Capital gains distributions are taxable as capital gains. For an investor subject to alternative minimum taxes, a portion of the Trust's distributions may increase the investor's tax. Tax rates may be lower depending on individual circumstances.
    2. Compounded yields assume reinvestments of dividends. The Trust's investment strategy, allocations, and focus can change over time.

surprisingly low A+. In this climate, nervous investors avoided many of the state's bonds, even as California was issuing still more debt to keep up with its mounting financial obligations.

Our management of the Trust was tied closely to the movements of interest rates during the period. Early on, we kept the Trust's average maturity positioned toward the short end of its range. This strategy gave us flexibility in manag-ing the portfolio because as holdings matured, we could reinvest the available funds into securities offering higher yields.

As the reporting period progressed and rates began falling, however, we sought to lengthen the Trust's average maturity to capture higher yields for as long as possible. For much of the period, the yield curve--a graphical depiction of bond yields--was inverted, meaning that securities with shorter maturities of-fered higher yields than longer term bonds. This unusual situation occurs when interest rates are generally expected to fall further. Although in this declin-ing rate environment shorter term securities offered higher yields, we decided to sacrifice some short-term results and invest more of the Trust's assets in longer bonds to generate steadier long-term performance.

As the extent of California's credit problems became obvious during the period, we adjusted our strategy in favor of a more cautious approach. Whenever possi-ble, we looked to invest in enhanced issues, or securities guaranteed by a bank or an insurance company. The enhanced feature was attractive because it pro-vided us with additional confidence that these issuers would be able to meet their financial obligations. Since credit problems are more likely to arise during times of economic slowdown, we believed this extra layer of security was a vital feature in our ongoing effort to maintain a stable share price for Trust shareholders. (Of course, while we strive to maintain a $1 share price, there is no guarantee that this objective will be achieved.)

Looking forward, we are taking a "wait-and-see" approach with respect to our management of the Trust. With continued nationwide economic weakness, inflation still under control, and a declining interest rate environment, we believe that money market yields may still have room to fall. In California, the economic environment remains highly uncertain. The energy crisis has led the state to issue substantial amounts of new debt. With demand currently low, it remains to be seen how the additional supply will affect the California bond market. We will continue to scrutinize all types of potential investment opportunities in the state, but, for the near future, we plan to generally focus our new purchases on high quality securities. Should the economic situation stabilize, we will adjust our strategy accordingly. But regardless of economic and market conditions, we will continue to select those investments we believe are in the best interest of Trust shareholders.

Sincerely,

/s/ James C. Swain

James C. Swain
Chairman
Centennial California Tax Exempt Trust
July 23, 2001

Statement of Investments June 30, 2001

Centennial California Tax Exempt Trust


                                                          Principal    Value
                                                            Amount   See Note 1
                                                          ---------- ----------
Short-Term Tax Exempt Obligations--100.4%
California--100.4%
 CA Dept. of Water Resource Revenue Trust Receipts,
  3.10%(/1/)............................................. $7,500,000 $7,500,000
 CA HF FAU RB, Series 152, FSA Insured, 2.40%(/1/).......  4,500,000  4,500,000
 CA M-S-R PPA RB, San Juan Project, Sub. Lien, Series B,
  AMBAC Insured, 2.40%(/1/)..............................  2,800,000  2,800,000
 CA M-S-R PPA RRB, San Juan Project, Sub. Lien, Series E,
  MBIA Insured, 2.40%(/1/)...............................  3,600,000  3,600,000
 CA Municipal Securities Trust Receipts, Series JPMC3,
  MBIA Insured, 3.15%(/1/)...............................  7,500,000  7,500,000
 CA PCFAU RB, Chevron USA, Inc. Project, 3%,
  5/15/02(/2/)...........................................  4,300,000  4,300,000
 CA PCFAU SWD RR RB, Shell Martinez Refining, Series A,
  3%(/1/)................................................  1,400,000  1,400,000
 CA SCDAU MH RB, Greentree Sr. Apts. Project, Series P,
  2.60%(/1/).............................................  7,350,000  7,350,000
 CA Statewide CDC IDV RB, Propak California Corp., Series
  B, 2.60%(/1/)..........................................    530,000    530,000
 CA Statewide CDC RB, Fibrebond, Inc., 2.60%(/1/)........  1,175,000  1,175,000
 Los Angeles Cnty., CA Pension Obligation RB, Series B,
  AMBAC Insured, 2.50%(/1/)..............................  2,000,000  2,000,000
 Los Angeles, CA Power & Waterworks RRB, Subseries B-1,
  2.55%(/1/).............................................  3,600,000  3,600,000
 Los Angeles, CA USD ABN AMRO Munitops Certificates,
  Trust 1999-7, MBIA Insured, 2.60%(/1/)(/3/)............  5,000,000  5,000,000
 Los Angeles, CA Wastewater System ABN AMRO Munitops
  Certificates, Trust 1998-25, FGIC Insured, 2.60%(/1/)..  2,000,000  2,000,000
 Los Angeles, CA Water & Power Revenue Municipal Trust
  Certificates-ZTC-17, Cl. A, FSA Insured,
  2.48%(/1/)(/3/)........................................  3,900,000  3,900,000
 Oakland & Alameda Cntys., CA Coliseum Authority Lease
  RRB, Coliseum Project, Series C-1, 2.75%(/1/)..........  6,400,000  6,400,000
 Orange Cnty., CA Apartment Development RRB, Villas
  Aliento, Series E, 2.45%(/1/)..........................  6,500,000  6,500,000
 Orange Cnty., CA Apartment Development RRB, Villas La
  Paz, Series F, 2.45%(/1/)..............................  1,000,000  1,000,000
 Orange Cnty., CA FAU Teeter Plan RB, Series B, AMBAC
  Insured, 2.50%(/1/)....................................  1,600,000  1,600,000
 Orange Cnty., CA FAU Teeter Plan RB, Series C, AMBAC
  Insured, 2.50%(/1/)....................................  5,100,000  5,100,000
 Orange Cnty., CA IDAU RB, Control Air Conditioning
  Project-A, 2.60%(/1/)..................................  1,300,000  1,300,000
 Rancho Mirage, CA Joint Powers FA COP, Eisenhower
  Medical Center, Series B, MBIA Insured, 2.40%(/1/).....  4,500,000  4,500,000
 Sacramento Cnty., CA HAU MH RB, Shadowood Apts. Project,
  Issue A, 2.70%(/1/)....................................  8,000,000  8,000,000
 Sacramento, CA FAU RB, Prerefunded, 6.70%,
  11/1/01(/2/)...........................................    955,000    982,854
 San Bernardino Cnty., CA, MH RB, Somerset Apts., Series
  A, 2.45%(/1/)..........................................  2,495,000  2,495,000
 San Diego Cnty., CA Teeter Obligation Bonds, 2.80%,
  8/14/01................................................  7,800,000  7,800,000
 San Diego Cnty., CA Unified Port District RB, Lindberg
  Field, 3.10%, 8/20/01..................................  6,709,000  6,709,000
 San Diego, CA Water Utility Fund Net System ABN AMRO
  Munitops Certificates, Trust 1998-10, FGIC Insured,
  2.60%(/1/)(/3/)........................................  7,000,000  7,000,000

Centennial California Tax Exempt Trust


                                                      Principal      Value
                                                       Amount      See Note 1
                                                     -----------  ------------
Short-Term Tax Exempt Obligations (Continued)
California (Continued)
 San Francisco, CA Airport Commission RB, San
  Francisco International Airport, 2.55%, 7/16/01... $ 3,000,000  $  3,000,000
 San Francisco, CA Airport Commission RB, San
  Francisco International Airport, 2.60%, 8/24/01...  12,350,095    12,350,095
 Southeast RR FA, CA Lease RRB, Series A,
  2.60%(/1/)........................................   4,000,000     4,000,000
 Southern CA Metropolitan Water District RB, Series
  B, 2.45%(/1/).....................................   7,500,000     7,500,000
 Southern CA PAU RRB, Palo Verde Project, Series B,
  AMBAC Insured, 2.50%(/1/).........................   3,500,000     3,500,000
 University of CA Board of Regents RB, 2.60%,
  7/11/01...........................................  11,000,000    11,000,000
                                                                  ------------
Total Investments, at Value (Cost $157,891,949).....       100.4%  157,891,949
                                                                  ------------
Liabilities in Excess of Other Assets...............        (0.4)     (575,588)
                                                     -----------  ------------
Net Assets..........................................       100.0% $157,316,361
                                                     ===========  ============

To simplify the listings of securities, abbreviations are used per the table below:

CDC--Community Development Corp.       PAU--Power Authority
COP--Certificates of Participation     PCFAU--Pollution Control Finance
FA--Facilities Authority                Authority
FAU--Finance Authority                 PPA--Public Power Agency
HAU--Housing Authority                 RB--Revenue Bonds
HF--Health Facilities                  RR--Resource Recovery
IDV--Industrial Development            RRB--Revenue Refunding Bonds
IDAU--Industrial Development           SCDAU--Statewide Communities
 Authority                              Development Authority
MH--Multifamily Housing                SWD--Solid Waste Disposal
                                       USD--Unified School District

1. Floating or variable rate obligation maturing in more than one year. The in-terest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 2001. This instrument may also have a demand feature which allows, on up to 30 days' notice, the recovery of principal at any time, or at specified intervals not exceeding one year.

2. Put obligation redeemable at full face value on the date reported.

3. Represents securities sold under Rule 144A, which are exempt from registra-tion under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $15,900,000 or 10.11% of the Trust's net assets as of June 30, 2001.

See accompanying Notes to Financial Statements.

Statement of Assets and Liabilities June 30, 2001

Centennial California Tax Exempt Trust


ASSETS
Investments, at value (Cost $157,891,949)--see accompanying
 statement......................................................  $157,891,949
Cash............................................................        16,360
Receivables and other assets:
 Shares of beneficial interest sold.............................       736,503
 Interest.......................................................       467,233
 Other..........................................................        18,273
                                                                  ------------
  Total assets..................................................   159,130,318
                                                                  ------------
LIABILITIES
Payables and other liabilities:
 Shares of beneficial interest redeemed.........................     1,593,769
 Service plan fees..............................................        86,905
 Dividends......................................................        78,801
 Shareholder reports............................................        27,342
 Other..........................................................        27,140
                                                                  ------------
  Total liabilities.............................................     1,813,957
                                                                  ------------
NET ASSETS......................................................  $157,316,361
                                                                  ============
COMPOSITION OF NET ASSETS
Paid-in capital.................................................  $157,320,269
Accumulated net realized gain (loss) on investment
 transactions...................................................        (3,908)
                                                                  ------------
NET ASSETS--applicable to 157,320,269 shares of beneficial
 interest outstanding...........................................  $157,316,361
                                                                  ============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE..         $1.00
                                                                         =====

See accompanying Notes to Financial Statements.

Statement of Operations For the Year Ended June 30, 2001

Centennial California Tax Exempt Trust


INVESTMENT INCOME
Interest............................................................ $5,860,637
                                                                     ----------
EXPENSES
Management fees.....................................................    832,185
Service plan fees...................................................    327,340
Registration and filing fees........................................     58,854
Transfer and shareholder servicing agent fees.......................     42,668
Custodian fees and expenses.........................................     41,761
Shareholder reports.................................................     24,903
Legal, auditing and other professional fees.........................     13,520
Trustees' compensation..............................................      2,422
Other...............................................................     47,994
                                                                     ----------
  Total expenses....................................................  1,391,647
   Less reduction to custodian expenses.............................    (23,042)
   Less reduction to excess expenses................................    (39,225)
                                                                     ----------
  Net expenses......................................................  1,329,380
                                                                     ----------
NET INVESTMENT INCOME...............................................  4,531,257
                                                                     ----------
NET REALIZED GAIN (LOSS) ON INVESTMENTS.............................     38,725
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS................ $4,569,982
                                                                     ==========


See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

Centennial California Tax Exempt Trust


                                                      Year Ended June 30,
                                                       2001          2000
                                                   ------------  ------------
OPERATIONS
Net investment income (loss)...................... $  4,531,257  $  4,121,252
Net realized gain (loss)..........................       38,725       (10,121)
                                                   ------------  ------------
Net increase (decrease) in net assets resulting
 from operations..................................    4,569,982     4,111,131
                                                   ------------  ------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS....   (4,531,257)   (4,121,252)
                                                   ------------  ------------
BENEFICIAL INTEREST TRANSACTIONS
Net increase (decrease) in net assets resulting
 from beneficial interest transactions............   (4,982,869)    6,431,149
                                                   ------------  ------------
NET ASSETS
Total increase (decrease).........................   (4,944,144)    6,421,028
Beginning of period...............................  162,260,505   155,839,477
                                                   ------------  ------------
End of period..................................... $157,316,361  $162,260,505
                                                   ============  ============



See accompanying Notes to Financial Statements.

Financial Highlights

Centennial California Tax Exempt Trust


                                      Year Ended June 30,
                            2001      2000           1999           1998           1997
                          --------  --------       --------       --------       --------
PER SHARE OPERATING DATA
Net asset value,
 beginning of period....     $1.00     $1.00          $1.00          $1.00          $1.00
Income from investment
 operations--net
 investment income and
 net realized gain......       .03       .03            .02            .03            .03
Dividends and/or
 distributions to
 shareholders...........      (.03)     (.03)          (.02)          (.03)          (.03)
                          --------  --------       --------       --------       --------
Net asset value, end of
 period.................     $1.00     $1.00          $1.00          $1.00          $1.00
                          ========  ========       ========       ========       ========
TOTAL RETURN(/1/).......      2.74%     2.63%          2.41%          2.86%          2.81%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of
 period (in thousands)..  $157,316  $162,261       $155,839       $155,832       $131,939
Average net assets (in
 thousands).............  $166,654  $160,351       $168,272       $160,317       $129,087
Ratios to average net
 assets:(/2/)
Net investment income...      2.72%     2.57%          2.38%          2.81%          2.78%
Expenses................      0.84%     0.83%          0.80%          0.80%(/3/)     0.82%(/3/)
Expenses, net of
 reduction to custodian
 expenses...............      0.82%     0.81%(/4/)     0.78%(/4/)     0.79%(/4/)     0.80%(/4/)
Expenses, net of
 reduction to excess
 expenses...............      0.81%      N/A            N/A            N/A            N/A

1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns reflect changes in net investment income only. Total returns are not annualized for periods of less than one full year.
2. Annualized for periods of less than one full year.
3. Expense ratio reflects the reduction to custodian expenses.
4. Prior to June 30, 2001, this ratio reflected the combined net effect of reduction to excess and custodian expenses.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

Centennial California Tax Exempt Trust


1. Significant Accounting Policies

Centennial California Tax Exempt Trust (the Trust) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust's investment objective is to seek the maximum current interest income exempt from federal and California personal income taxes for individual investors as is consistent with the preservation of capital. The Trust's investment advisor is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Trust.

Securities Valuation. Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes. The Trust intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

As of June 30, 2001, the Trust had available for federal income tax purposes an unused capital loss carryover as follows:

   Expiring
   --------
   2008       $3,769

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Investment Income. There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Centennial California Tax Exempt Trust


2. Shares of Beneficial Interest

The Trust has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                          Year Ended June 30, 2001     Year Ended June 30, 2000
                         ---------------------------  ---------------------------
                            Shares        Amount         Shares        Amount
                         ------------  -------------  ------------  -------------
Sold....................  587,490,874  $ 587,490,874   568,522,086  $ 568,522,086
Dividends and/or
 distributions
 reinvested.............    4,550,870      4,550,870     3,943,530      3,943,530
Redeemed................ (597,024,613)  (597,024,613) (566,034,467)  (566,034,467)
                         ------------  -------------  ------------  -------------
Net increase
 (decrease).............   (4,982,869) $  (4,982,869)    6,431,149  $   6,431,149
                         ============  =============  ============  =============

3. Fees and Other Transactions with Affiliates

Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Trust which provides for a fee of 0.50% of the first $250 million of net assets; 0.475% of the next $250 million of net assets; 0.45% of the next $250 million of net assets; 0.425% of the next $250 million of net assets; and 0.40% of net assets in excess of $1 billion. The Manager has voluntarily undertaken to assume any expenses of the Trust in any fiscal year they exceed 0.80% of the Trust's average annual net assets. The Manager reserves the right to amend or terminate that expense assumption at any time. The Trust's management fee for the year ended June 30, 2001, was an annualized rate of 0.50%.

Transfer Agent Fees. Shareholder Services, Inc. (SSI) acts as the transfer and shareholder servicing agent for the Trust and for other registered investment companies. The Trust pays SSI an annual maintenance fee for each Trust shareholder account.

Service Plan Fees. Under an approved service plan, the Trust may expend up to 0.20% of its average annual net assets annually to reimburse the Manager, as distributor, for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Trust, including amounts paid to brokers, dealers, banks and other financial institutions.

Independent Auditors' Report

Centennial California Tax Exempt Trust


To the Shareholders and Board of Trustees of Centennial California Tax Exempt Trust

We have audited the accompanying statement of assets and liabilities of Centen-nial California Tax Exempt Trust, including the statement of investments, as of June 30, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the pe-riod then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Cen-tennial California Tax Exempt Trust as of June 30, 2001, the results of its op-erations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting princi-ples generally accepted in the United States of America.

Deloitte & Touche LLP

Denver, Colorado
July 23, 2001

Shareholder Meeting Unaudited

Centennial California Tax Exempt Trust


On February 23, 2001, a shareholder meeting was held at which all of the nominated Trustees were elected and all proposals were approved by shareholders as described in the Trust's proxy statement for that meeting. The following is a report of the votes cast:

Proposal No. 1:
The 12 persons named below to serve as Trustee of the Trust until their successors are elected and shall qualify:

Nominee                                             For     Withheld    Total
William L. Armstrong............................ 78,373,356 4,211,559 82,584,915
Robert G. Avis.................................. 78,388,743 4,196,172 82,584,915
George C. Bowen................................. 78,373,356 4,211,559 82,584,915
Edward L. Cameron............................... 78,335,837 4,249,078 82,584,915
Jon S. Fossel................................... 78,388,743 4,196,172 82,584,915
Sam Freedman.................................... 78,369,409 4,215,506 82,584,915
Raymond J. Kalinowski........................... 78,249,799 4,335,116 82,584,915
C. Howard Kast.................................. 78,232,884 4,352,031 82,584,915
Robert M. Kirchner.............................. 78,193,863 4,391,052 82,584,915
Bridget A. Macaskill............................ 78,388,743 4,196,172 82,584,915
F. William Marshall............................. 78,373,356 4,211,559 82,584,915
James C. Swain.................................. 78,343,622 4,241,293 82,584,915

        For           Against            Abstain            Total
Proposal No. 2:
Ratification of the selection of Deloitte & Touche LLP as independent auditors for the Trust for the fiscal year beginning July 1, 2000.

     79,086,214         771,878         2,726,823         82,584,915
                                                            Broker
        For           Against            Abstain          Non-Votes            Total

Proposal No. 3:
Approval of the elimination of the Trust's fundamental investment restriction on investing in unseasoned issuers.

     61,507,398      14,226,541         6,836,075             14,901         82,584,915

Centennial California Tax Exempt Trust

                                                          Broker Non-
        For           Against            Abstain             Votes              Total

Proposal No. 4A:
Approval of the amendment to the Trust's fundamental investment restriction on investing in debt securities having a maturity greater than one year.

     66,578,782       8,723,586         7,267,646           14,901            82,584,915

Proposal No. 4B:
Approval of the amendment to the Trust's fundamental investment restriction regarding concentration.

     65,509,690       8,540,011         8,520,313           14,901            82,584,915

Proposal No. 5:
Approval of authorizing the Trustees to adopt an Amended and Restated
Declaration of Trust.

     65,480,577      10,560,922         6,528,515           14,901            82,584,915

Federal Income Tax Information (Unaudited)

Centennial California Tax Exempt Trust


In early 2002 shareholders will receive information regarding all dividends and distributions paid to them by the Trust during calendar year 2001. Regulations of the U.S. Treasury Department require the Trust to report this information to the Internal Revenue Service.

None of the dividends paid by the Trust during the year ended June 30, 2001, are eligible for the corporate dividend-received deduction. The dividends were derived from interest on municipal bonds and are not subject to federal income tax. To the extent a shareholder is subject to any state or local tax laws, some or all of the dividends received may be taxable.

The foregoing information is presented to assist shareholders in reporting dis-tributions received from the Trust to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Centennial California Tax Exempt Trust

Officers and Trustees
James C. Swain, Trustee, CEO and Chairman of the Board
Bridget A. Macaskill, Trustee and President
William L. Armstrong, Trustee
Robert G. Avis, Trustee
George C. Bowen, Trustee
Edward L. Cameron, Trustee
Jon S. Fossel, Trustee
Sam Freedman, Trustee
Richard F. Grabish, Trustee
C. Howard Kast, Trustee
Robert M. Kirchner, Trustee
F. William Marshall, Jr., Trustee
Michael J. Carbuto, Vice President
Andrew J. Donohue, Vice President and Secretary
Brian W. Wixted, Treasurer
Robert J. Bishop, Assistant Treasurer
Scott T. Farrar, Assistant Treasurer
Robert G. Zack, Assistant Secretary

Investment Advisor and Distributor
Centennial Asset Management Corporation

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.

Custodian of Portfolio Securities
Citibank, N.A.

Independent Auditors
Deloitte & Touche LLP

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.

For more complete information about Centennial California Tax Exempt Trust, please refer to the Prospectus. To obtain a copy, call your financial advisor, or contact Centennial Asset Management Corp. at 1.800.525.9310. Please read the prospectus carefully before you invest any money.


[GRAPHIC]

2001 Annual Report


Centennial
California
Tax Exempt
Trust


June 30, 2001